PROMISSORY NOTE

                                 TAMPA, FLORIDA

$53,439.05                                                   September 10, 2002

     FOR VALUE RECEIVED Yseek, Inc., a Florida corporation (the "Company") promises to pay to the order of 2D&H, Inc., a Florida corporation, the principal sum of Fifty Three Thousand, Four Hundred and Thirty Nine and 05/100 Dollars ($53,439.05) as follows: With interest at the rate of 6.5% per annum payable in two payments of monthly payments of $26,864.25 with the first payment being due on October 10, 2002 and the second and final payment being due on November 10, 2002, until paid in full.

         This Note will begin accruing Interest on September 10, 2002 and will continue to accrue Interest until the Company repays in full or duly provides for repayment of the Outstanding Principal Amount. Accrued and unpaid Interest will bear interest at the same rate until paid, compounded quarterly. The Interest will be paid in cash, or in the event of default and at the option of the Holder, in shares ("Interest Shares") of Yseek, Inc., ("Yseek") common stock ("Common Stock") at the then applicable conversion price (computed as described below). The Outstanding Principal Amount of this Note is payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at 412 East Madison, Suite 1000, Tampa, Florida 33602 or as designated in writing by the Holder from time to time.

         All payments on account of the Outstanding Principal Amount and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder will be made free and clear of and without reduction by reason of any present and future income, stamp, registration and other tax, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "US Taxes"), except as required by law or regulation.

         The Holder of this Note is entitled, in the event of default, and at its option, to convert, all or any lesser portion of the Outstanding Principal Amount into Common Stock of Yseek at the Conversion Ratio of $.015 per share or at a price equal to the average of the closing offer price of the 5 trading days prior to Holder's delivery of notification of conversion, whichever is less, at any time, provided that the Outstanding Principal Amount has not been repaid to Holder. In the event of default, The Holder may convert this Note into Common Stock by surrendering the Note to be converted to the Company, with the form of conversion notice attached to the Note as Exhibit A, executed by the Holder of the Note. The Company will be responsible for obtaining the issuance of the required shares of Yseek Common Stock. Interest accrued or accruing from the date of issuance to the Conversion Date (but not previously paid in cash or Interest Shares) on the amounts so converted will be paid in Interest Shares, calculated at the same Conversion Price as would apply on the Conversion Date for the principal amount being converted. The date on which a Notice of Conversion is given will be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission or otherwise, of a copy of the Notice of Conversion.

         Upon the Holder's delivery of a Notice of Conversion in the form attached hereto as Exhibit A, properly completed and duly executed by the Holder, the Company will obtain and, within five (5) business days after delivery to the Company of the Notice of Conversion, deliver to or upon the order of the Holder (1) one or more certificates (the "Certificates"), representing that number of shares of Common Stock into which the portion of the Note converted is convertible, and if submitted to the Company (but not fully converted) (2) a Replacement Note in the principal amount equal to the Outstanding Principal Amount not converted.

         The number of shares of Common Stock to be issued upon each conversion of this Note will be determined by dividing that portion of the principal amount of the Note to be converted, plus the dollar amount of all Interest that has accrued on that portion of the Note then being converted but which has not previously been paid, by the Conversion Ratio.

         No provision of this Note will alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the principal of this Note at the time, place and rate, and in the coin or currency herein prescribed. This Note and all other Notes now or hereafter issued on similar terms are direct obligations of the Company. This Note ranks equally with or superior to all other Notes now or hereafter issued under the terms set forth herein. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note will not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

         Such non-subordination will extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions, other secured lenders, equipment lessors and equipment finance companies, but will exclude trade debts.

         The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and will be directly and primarily liable for the payment of all sums owing and to be owing herein, regardless of and without notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise (other than subdivision or combination of shares of Common Stock or stock dividend or reorganization provided for elsewhere in this Note or a merger or consolidation, provided for in Paragraph 3), then in each such event the Holder will have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion will be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

         All payments hereunder shall be applied first to principal and then to interest. In the event that a payment is not received when due, then this note shall be in default. On a default in payment the holder of this note may without notice or demand accelerate the balance due under this note and demand payment in full or conversion of the Note into Common Stock of the Company. On a default in payment all persons liable herein, jointly and severally waive, protest and agree to pay all expenses of collection with reasonable attorney's fees, including appellate proceedings or bankruptcy proceedings. The holder may forbear and enforce defaults and extend the time of any payment without notice and without discharging or affecting the liability of any person liable hereon. Upon default in payment of amounts due under this note, all unpaid amounts shall bear interest at the maximum rate allowed by law.

         Maker shall have the right to prepay said note at any time without penalty.

         Whenever used herein, the terms "holder', 'maker", and 'payee' shall be construed in the singular or plural as the context may require or admit.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

-------------------------------------------
Yseek, Inc.
By its CEO, David Weintraub